BORROWINGS	12 Months Ended
Dec. 31, 2023
Financial Instruments [Abstract]
BORROWINGS	BORROWINGS
(a)Corporate Borrowings
Brookfield Infrastructure has a $2.2 billion senior unsecured revolving credit facility used for general working capital including acquisitions. The $2.2 billion is available on a revolving basis for the full term of the facility. All amounts outstanding under this facility will be repayable on June 29, 2028. All obligations of Brookfield Infrastructure under the facility are guaranteed by our partnership. Loans under this facility accrue interest at a floating rate based on SOFR plus 1.2%. Brookfield Infrastructure is required to pay an unused commitment fee under the facility of 13 basis points per annum. As at December 31, 2023, there were $222 million (2022: $96 million) draws outstanding on the credit facility and $8 million of letters of credit were issued (2022: $12 million).

	Maturity(2)	Annual Rate(2)	Currency	2023	2022
Corporate revolving credit facility	June 29, 2028	SOFR plus 1.2%	US$	$222	$96
Commercial Paper	February 12, 2024	6.1%	US$	989	464

Current:
Medium Term Notes(1):
Public - Canadian(3)	February 22, 2024	3.3%	C$	226	222
Public - Canadian(3)	February 22, 2024	3.3%	C$	302	295
Non-Current:
Medium Term Notes(1):
Public - Canadian	November 14, 2027	5.6%	C$	340	332
Public - Canadian	September 11, 2028	4.2%	C$	528	517
Public - Canadian	October 9, 2029	3.4%	C$	528	517
Public - Canadian	July 27, 2030	5.7%	C$	377	—
Public - Canadian	September 1, 2032	2.9%	C$	377	369
Public - Canadian	February 14, 2033	6.0%	C$	189	185
Public - Canadian	April 25, 2034	5.4%	C$	302	295
Public - Canadian	April 25, 2052	5.8%	C$	151	147
Public - Canadian	July 27, 2053	6.0%	C$	151	—
Subordinated notes(1)
Public - United States	May 24, 2081	5.0%	US$	250	250
				4,932	3,689
Deferred financing costs and other				(21)	(23)
Total				$4,911	$3,666

(1)See Note 20, Subsidiary Public Issuers, for further details.
(2)Maturity and annual rate associated with our commercial paper program represents a weighted average of all outstanding obligations as of December 31, 2023.
(3)On February 21, 2024, Brookfield Infrastructure Finance ULC redeemed all medium-term notes maturing February 22, 2024.
Brookfield Infrastructure has entered into a $1 billion revolving credit facility with Brookfield to provide additional liquidity for general corporate purposes and capital expenditures, if required. The revolving credit facility automatically renews for eight consecutive one-year terms, which would result in the facility ultimately maturing in February 2027. Brookfield has the option to terminate the agreement prior to February 8 each year by providing Brookfield Infrastructure with a written notice. Loans under this facility accrued interest on SOFR plus 1.9% and no commitment fees were incurred for any undrawn balance. As of December 31, 2023, there were no (2022: $nil) borrowings outstanding.
On July 27, 2023, Brookfield Infrastructure Finance ULC issued C$700 million of medium-term notes in two tranches: C$500 million maturing on July 27, 2030 with a coupon of 5.710% per annum and C$200 million maturing on July 27, 2053 with a coupon of 5.950% per annum.
On November 14, 2022, Brookfield Infrastructure Finance ULC issued C$700 million of medium-term notes in two tranches: C$450 million maturing on November 14, 2027 with a coupon of 5.616% per annum and C$250 million maturing on February 14, 2033 with a coupon of 5.980% per annum.
On April 25, 2022, Brookfield Infrastructure Finance ULC issued C$600 million of medium-term notes in two tranches: C$400 million maturing on April 25, 2034 with a coupon of 5.439% per annum and C$200 million maturing on April 25, 2052 with a coupon of 5.789% per annum, and $3 million of debt issuance costs were incurred.
On May 24, 2021, Brookfield Infrastructure Finance ULC issued $250 million of subordinated notes maturing May 24, 2081, with a coupon of 5.0% and $6 million of debt issuance costs were incurred.
On February 24, 2021, Brookfield Infrastructure established a U.S. commercial paper program under which a subsidiary of our partnership may issue unsecured commercial paper notes up to a maximum aggregate amount outstanding at any time of $1 billion. Proceeds from the commercial paper issuances are supplemented by our corporate credit facilities. As of December 31, 2023, there were $989 million of borrowings outstanding (2022: $464 million).
The increase in corporate borrowings of $1,245 million during the year ended December 31, 2023 is primarily attributable to the issuance of approximately $528 million of medium-term notes, net draws on our commercial paper program and corporate credit facility of $525 million and $126 million, respectively, and the impact of foreign exchange.
(b)Non-Recourse Borrowings
The current and non-current balances of non-recourse borrowings are as follows:

US$ MILLIONS	2023	2022
Current	$4,442	$2,567
Non-current	36,462	24,000
Total	$40,904	$26,567
Non-recourse borrowings increased by $14,337 million from December 31, 2022 due to $9.1 billion of borrowings related to recent acquisitions, net borrowings of $4.5 billion, and the impact of foreign exchange.
Principal repayments on non-recourse borrowings due over the next five years and thereafter are as follows:

US$ MILLIONS	Utilities	Transport	Midstream	Data	Total
2024(1)	$1,112	$1,335	$1,817	$404	$4,668
2025	1,057	709	243	792	2,801
2026	1,151	4,731	1,331	645	7,858
2027	1,090	2,046	1,529	369	5,034
2028	1,792	840	711	2,064	5,407
Thereafter	5,662	2,844	5,491	2,175	16,172
Total principal repayments	11,864	12,505	11,122	6,449	41,940
Deferred financing costs and other	(92)	(795)	32	(181)	(1,036)
Total - Dec. 31, 2023	$11,772	$11,710	$11,154	$6,268	$40,904
Total - Dec. 31, 2022	$8,702	$4,924	$9,021	$3,920	$26,567

(1)Includes commercial paper obligations of $1.2 billion at our Canadian diversified midstream operation.
The weighted average interest rates of non-recourse borrowings are as follows:

US$ MILLIONS	Utilities(1)	Transport	Midstream	Data	Total
Dec. 31, 2023	8%	5%	5%	7%	6%
Dec. 31, 2022	8%	5%	3%	7%	5%
(1)Excluding the impact of the variable interest in our Brazilian assets, the weighted average interest rate of non-recourse borrowings would be 6% as at December 31, 2023.
Principal repayments on non-recourse borrowings in their local currency are as follows:

US$ MILLIONS, except as noted	Dec. 31, 2023	Local Currency		Dec. 31, 2022	Local Currency
Canadian dollars	$10,713	CAD	$14,195	$9,115	CAD	$12,348
U.S. dollars	16,365	USD	16,365	8,198	USD	8,198
Indian rupees	4,051	INR	337,583	3,249	INR	268,512
British pounds	4,561	GBP	3,583	3,151	GBP	2,608
Brazilian real(1)	2,501	BRL	12,106	1,543	BRL	8,049
Australian dollars	611	AUD	897	525	AUD	771
Colombian pesos	541	COP	2,088,803	405	COP	1,966,019
Peruvian soles	432	PEN	1,601	410	PEN	1,561
New Zealand dollars	42	NZD	66	80	NZD	126
Euro	2,123	EUR	1,923	60	EUR	56

(1)See Note 5, Disposition of Businesses, for additional information.
(c)Supplemental Information
Details of the “Changes in liabilities from financing activities”, including both changes arising from cash flows and non-cash changes are as follows:

US$ MILLIONS	2022	Cash Flows	Acquisitions/ Dispositions(1)	Foreign Exchange Movement and Other	2023
Corporate borrowings	$3,666	$1,164	$—	$81	$4,911
Non-recourse borrowings	26,567	4,490	9,084	763	40,904

(1)Refer to Note 6. Acquisition of Businesses, for further details.